UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 20, 2021
Date of Report (Date of earliest event reported)

TechnipFMC plc
(Exact name of registrant as specified in its charter)

United Kingdom	001-37983	98-1283037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One St. Paul’s Churchyard
London
United Kingdom	EC4M 8AP
(Address of principal executive offices)	(Zip Code)
+44 203-429-3950
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares, $1.00 par value per share	FTI	New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

TechnipFMC plc (the “Company”) held its Annual General Meeting of Shareholders on May 20, 2021 (the “Annual Meeting”) for the purpose of (1) electing each of the 9 director nominees for a term expiring at the Company’s 2022 Annual General Meeting of Shareholders or until his or her earlier death, retirement, resignation, or removal pursuant to the Company’s articles of association; (2) approving, as a non-binding advisory resolution, the Company’s named executive officer compensation for the year ended December 31, 2020; (3) approving, as a non-binding advisory resolution, the Company’s directors’ remuneration report for the year ended December 31, 2020; (4) approving the Company’s prospective directors’ remuneration policy for the three years ending December 2024; (5) receiving the Company’s audited U.K. accounts for the year ended December 31, 2020, including the reports of the directors and the auditor thereon; (6) ratifying the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2021; (7) reappointing PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office from the conclusion of the 2021 Annual General Meeting of Shareholders until the next annual general meeting of shareholders at which accounts are laid; (8) authorizing the Board and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2021; (9) approving the forms of share repurchase contracts and repurchase counterparties in accordance with specific procedures for “off-market purchases” of Ordinary Shares through the NYSE or Euronext Paris; (10) authorizing the Board to allot equity securities in the Company; and as a special resolution, (11) authorizing the Board to allot equity securities without pre-emptive rights pursuant to the authority contemplated by the resolution in Proposal 10. Each proposal is more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2021.

The following are the final voting results of the Annual Meeting.

Proposal 1(a)-1(i) – Election of Directors
Elect each of the following director nominees for a term expiring at the Company’s 2022 Annual General Meeting of Shareholders or until his or her earlier death, retirement, resignation, or removal pursuant to the Company’s articles of association: The voting results were as follows:
	a. Election of director: Douglas J. Pferdehirt
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
283,981,098	95.3%	14,127,973	4.7%	298,109,071	66.1%	2,557,449	25,310,065

	b. Election of director: Eleazar de Carvalho Filho
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
226,355,090	75.4%	73,853,967	24.6%	300,209,057	66.6%	457,463	25,310,065

	c. Election of director: Claire S. Farley
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
296,145,922	98.6%	4,053,902	1.4%	300,199,824	66.6%	466,696	25,310,065

	d. Election of director: Peter Mellbye
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
292,360,563	97.4%	7,813,771	2.6%	300,174,334	66.6%	492,186	25,310,065

	e. Election of director: John O’Leary
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
295,687,832	98.5%	4,500,946	1.5%	300,188,778	66.6%	477,742	25,310,065

	f. Election of director: Margareth Øvrum
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
295,599,217	98.5%	4,617,141	1.5%	300,216,358	66.6%	450,162	25,310,065

	g. Election of director: Kay G. Priestly
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
297,310,497	99.0%	2,906,409	1.0%	300,216,906	66.6%	449,614	25,310,065

	h. Election of director: John Yearwood
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
286,436,401	95.4%	13,744,821	4.6%	300,181,222	66.6%	485,298	25,310,065

	i. Election of director: Sophie Zurquiyah
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
204,343,735	68.1%	95,895,955	31.9%	300,239,690	66.6%	426,830	25,310,065

Proposal 2 – 2020 U.S. Say-on-Pay for Named Executive Officers
Approve, on an advisory basis, the Company’s named executive officer compensation for the year ended December 31, 2020. The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
254,224,952	84.6%	46,104,904	15.4%	300,329,856	66.6%	336,664	25,310,065

Proposal 3 – 2020 Directors’ Remuneration Report
Approve, on an advisory basis, the Company’s directors’ remuneration report for the year ended December 31, 2020. The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
257,019,146	85.6%	43,292,002	14.4%	300,311,148	66.6%	355,372	25,310,065

Proposal 4 – Prospective Directors’ Remuneration Policy
Approve the Company’s prospective directors’ remuneration policy for the three years ending December 2024. The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
209,610,314	69.8%	90,631,167	30.2%	300,241,481	66.6%	425,039	25,310,065

Proposal 5 – Receipt of U.K. Annual Report and Accounts
Receipt of the Company’s audited U.K. accounts for the year ended December 31, 2020, including the reports of the directors and the auditor thereon. The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
324,598,985	99.9%	436,391	0.1%	325,035,376	72.1%	941,209	N/A

Proposal 6 – Ratification of U.S. Auditor
Ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2021.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
323,714,163	99.4%	1,870,373	0.6%	325,584,536	72.2%	392,049	N/A

Proposal 7 – Re-appointment of U.K. Statutory Auditor
Reappoint PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office until the next Annual General Meeting of Shareholders at which accounts are laid.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
323,661,766	99.4%	1,905,402	0.6%	325,567,168	72.2%	409,417	N/A

Proposal 8 – Approval of U.K. Statutory Auditor Fees
Authorize the Board of Directors and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2021.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
322,592,812	99.1%	2,968,403	0.9%	325,561,215	72.2%	415,370	N/A

Proposal 9 – Approval of Share Repurchase Contracts and Counterparties
Approve the forms of share repurchase contracts and repurchase counterparties in accordance with specific procedures for “off-market purchases” of ordinary shares through the NYSE or Euronext Paris.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
318,029,478	98.2%	5,789,362	1.8%	323,818,840	71.9%	2,157,745	N/A

Proposal 10 – Authority to Allot Equity Securities
Authorize the Board to allot equity securities in the Company. The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
247,902,244	82.5%	52,436,708	17.5%	300,338,952	66.6%	327,568	25,310,065

Proposal 11 – Authority to Allot Equity Securities without Pre-emptive Rights
Pursuant to the authority contemplated by the resolution in Proposal 10, authorize the Board to allot equity securities without pre-emptive rights. The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
296,174,405	98.6%	4,155,166	1.4%	300,329,571	66.6%	336,949	25,310,065

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnipFMC plc

By: /s/ Victoria Lazar
Dated:	May 20, 2021	Name: Victoria Lazar
Title: Executive Vice President
Chief Legal Officer and Secretary